                                   SSgA FUNDS

                         SUPPLEMENT DATED MARCH 7, 2002

                      SSgA INTERMEDIATE MUNICIPAL BOND FUND

                       PROSPECTUS DATED DECEMBER 28, 2001
                       (AS SUPPLEMENTED FEBRUARY 15, 2002)

Please note that Footnote No. 1 relating to Distribution and Service (12b-1) Fees in the Annual Fund Operating Expenses table lists the division of fees erroneously as .02% and .03%, respectively. Therefore, the Annual Fund Operating Expenses table under "Fees and Expenses of the Fund" should read in its entirety as shown below; the rest of the information under "Fees and Expenses of the Fund" remains the same.



ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      Management Fee                                                    .30%
      Distribution and Service (12b-1) Fees(1)                          .10
      Other Expenses                                                   1.27
                                                                       ----
      Gross Expenses                                                   1.67
      Less Contractual Management Fee Reimbursement                   (1.02)
                                                                      ------
      Total Annual Fund Operating Expenses after
     Reimbursement(2)                                                   .65%
                                                                    ========

-------------------------
1 The ratio includes .03% for 12b-1 Distribution and .07% for 12b-1 Shareholder Servicing Fees.

2 The Advisor has contractually agreed to reimburse the fund for all expenses in excess of .65% of average daily net assets on an annual basis until December 31, 2002.